                              AMENDMENT NO. 20 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                  (AGREEMENT)

                                    BETWEEN

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (CEDENT)

                                      AND

                        EXETER REASSURANCE COMPANY, LTD.
                                  (REINSURER)

The Agreement is hereby amended, as of February 4, 2013, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 20 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 20 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       ----------------------------------
Name:  Roberto Baron
       ----------------------------------
Title: Senior Vice President
       ----------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:    /s/ Christopher Kremer
       ----------------------------------
Name:  Christopher Kremer
       ----------------------------------
Title: Vice President and Actuary
       ----------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

      100% of the business described herein.

B. Effective Date:

      December 1, 2004.

C. Reinsured Contracts:

      FIRST METLIFE INVESTORS INSURANCE COMPANY

      DEFERRED ANNUITY CONTRACTS
      --------------------------

      VA Class Contract (Standard Contract, 7-year surrender charge schedule) XC Class Contract (Bonus Contract, 9-year surrender charge schedule)
      AA Class Contract (Standard Contract, 7-year surrender charge schedule,
         A. G. Edwards distribution)
      B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
      L  Class Contract (3-year surrender charge schedule)
      L  Class Contract (4-year surrender charge schedule)
      C  Class Contract (No surrender charges)
      A  Class Contract (Front-end load, Edward Jones distribution)
      S  Class Contract (Standard and L Class)
      VA - 4 Class Contract (L Class)
      O Class Contract (Front-end load & 7-year surrender charge schedule, Edward Jones distribution)

      Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
      Marquis Portfolios (No surrender charges)
      PEP (10-year surrender charge schedule)
      PrimElite III (8-year surrender charge schedule)
      PrimElite IV (8-year surrender charge schedule)
      PRISM (7-year surrender charge schedule)
      PRISM L (4-year surrender charge schedule)
      Pioneer PRISM XC (9-year surrender charge schedule)

      Class XTRA (9-year surrender charge schedule)
      Class XTRA 6 (9-year surrender charge schedule)
      Simple Solutions (6-year surrender charge schedule)

      FORM NUMBERS
      ------------

      Guaranteed Minimum Death Benefits Ceded:
      ----------------------------------------

      Return of Account Value
      Principal Protection: Form 6015 (02/02)
      Annual Step-Up: Form 6017 (02/02)

      Guaranteed Minimum Income Benefits Ceded:
      -----------------------------------------

      Guaranteed Minimum Income Benefit: Form 4518 (09/02)
      Guaranteed Minimum Income Benefit Plus I (2008 Version): Form FMLI-560-5 (7/08)
      Guaranteed Minimum Income Benefit Plus III: Form FMLI-560-7-NY (7/10) Guaranteed Minimum Income Benefit Plus IV: Form FMLI-560-10 (9/11) Guaranteed Minimum Income Benefit Max: Form FMLI-560-8-NY (9/10) Guaranteed Minimum Income Benefit Max II: Form FMLI-560-11 (9/11) Guaranteed Minimum Income Benefit Max III: Form FMLI-560-12 (12/11) Guaranteed Minimum Income Benefit Max IV: Form FMLI-560-13 (6/12) Guaranteed Minimum Income Benefit Max V: Form FMLI-560-14 (2/13)

      Guaranteed Withdrawal Benefits Ceded:
      -------------------------------------

      Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
      Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
      Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or FMLI-690-6 (7/09)
      Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

      Guaranteed Minimum Accumulation Benefits Ceded:
      -----------------------------------------------

      Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                  REINSURANCE PREMIUM
         GMDB PROGRAM                          PRODUCTS COVERED                      (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
Return of Account Value                           All Products                            2.00

Principal Protection                  All Products, except PRISM, PRISM L &               9.00
                                                Pioneer PRISM XC

Principal Protection                    PRISM, PRISM L & Pioneer PRISM XC                15.00

Annual Step-up to attained                 Plan Codes: BN2101, BN21ML,                   10.00
age 80                                   CS5101, CS510R, CS51ML, CS51MR,
                                         FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                                         FL3ER3, LS4101, LS410R, LS41ML,
                                         LS41MR, ST1101, ST110R, ST110X,
                                         ST11ML, ST11MR, ST1AG3, ST1AGB,
                                         ST1AGR, ST1AGX, ST1AR3, ST1ED3,
                                         ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                         ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                                 ST1NAB, ST1NAV

Annual Step-up to attained          Other Plan Codes for all products, except            20.00
age 80                                  PRISM, PRISM L & Pioneer PRISM XC

Annual Step-up to attained              PRISM, PRISM L & Pioneer PRISM XC                30.00
age 80

B.   INCOME PROGRAM

                                                                                          REINSURANCE PREMIUM
         INCOME PROGRAM                             PRODUCTS COVERED                         (BASIS POINTS)
-------------------------------    ---------------------------------------------------    -------------------
GMIB                                 All Products issued prior to February 15, 2003               35.00

GMIB                                   Plan codes BN2103, BN21M3, CS5103, CS51M3,                 45.00
                                         CS51R3, CS53R3, LS4103, LS4104,LS41M3,
                                         LS41R3, LS41R4, LS43R3, ST1103, ST11M3,
                                         ST11R3, ST11X3, ST13R3, ST1AG4, ST1AR4,
                                     and ST1NA4 sold after April 30, 2003 and before
                                      May 1, 2005 if GMDB program is Annual Step or
                                              Max of Annual Step and Rollup

GMIB                                All other Products issued after February 14, 2003             50.00
                                    and before May 1, 2005 and for All Products sold
                                                   after April 30,2005

GMIB Plus I                        All Products, except Marquis Portfolio, sold on or             75.00
                                   before February 20, 2009, for which the contract's
                                      Income Base is not increased due to an Annual
                                     Step-Up on a contract anniversary occurring on
                                                 July 1, 2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold on or            115.00
                                   before February 20, 2009, for which the contract's
                                     Income Base is increased due to an Annual Step-
                                    Up on a contract anniversary occurring on July 1,
                                                     2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold after             95.00
                                     February 20, 2009 and before May 04, 2009, for
                                    which the contract's Income Base is not increased
                                         due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold after            115.00
                                       February 20, 2009 and before May 04, 2009,
                                    for which the contract's Income Base is increased
                                         due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold on or             95.00
                                                   after May 04, 2009.

GMIB Plus III                      All Products, except Marquis Portfolio, sold on or             95.00
                                   after July 19, 2010 and on or before April 29, 2011

GMIB Plus III                      All Products, except Marquis Portfolio, sold after            100.00
                                                     April 29, 2011

GMIB Max                                 All products, except Marquis Portfolio                  100.00

GMIB Plus IV and GMIB               Only Applies to VA, L, C, S & VA-4 Class Products            100.00
Max II

GMIB Max III                           Only Applies to A, VA, L, C, S & VA-4 Class               100.00
                                                        Products

GMIB Max IV                          Only Applies to O, VA, S & VA-4 Class Products              100.00

GMIB Max V                           Only Applies to O, VA, S & VA-4 Class Products              100.00

GMIB Plus I                         Marquis Portfolio sold on or before February 20,              90.00
                                    2009, for which the contract's Income Base is not
                                    increased due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or later.

GMIB Plus I                         Marquis Portfolio sold on or before February 20,             130.00
                                      2009, for which the contract's Income Base is
                                    increased due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or later.

GMIB Plus I                        Marquis Portfolio sold after February 20, 2009 and            110.00
                                      before May 04, 2009, for which the contract's
                                      Income Base is not increased due to an Annual
                                     Step-Up on a contract anniversary occurring on
                                                 July 1, 2012 or later.

GMIB Plus I                        Marquis Portfolio sold after February 20, 2009 and            130.00
                                      before May 04, 2009, for which the contract's
                                     Income Base is increased due to an Annual Step-
                                    Up on a contract anniversary occurring on July 1,
                                                     2012 or later.

GMIB Plus I                          Marquis Portfolio sold on or after May 04, 2009             110.00

GMIB Plus III                       Marquis Portfolio sold on or after July 19, 2010             110.00
                                             and on or before April 29, 2011

GMIB Plus III                          Marquis Portfolio sold after April 29, 2011               115.00

C.   WITHDRAWAL PROGRAM

                                                                                        REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                           PRODUCTS COVERED                        (BASIS POINTS)
------------------------------    --------------------------------------------------    --------------------
Guaranteed Withdrawal Benefit           All Products sold before July 16, 2007                 50.00

Guaranteed Withdrawal Benefit        All Products sold on or after July 16, 2007               55.00

     Principal Guarantee                             All Products                              50.00

  Principal Guarantee Value                          All Products                              25.00

  Lifetime GWB - Single Life          All Products, except Marquis Portfolio and                  50
           Version                    PrimElite IV, for which the contract's GWB
                                    Benefit Base is not increased due to an Annual
                                    Step-Up on a contract anniversary occurring on
                                                July 1, 2012 or later.

  Lifetime GWB - Single Life          All Products, except Marquis Portfolio and                  80
           Version                             PrimElite IV, for which
                                     the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Single Life       PrimElite IV sold before May 4, 2009, for which                65
           Version                      the contract's GWB Benefit Base is not
                                       increased due to an Annual Step-Up on a
                                    contract anniversary occurring on July 1, 2012
                                                      or later.

  Lifetime GWB - Single Life       PrimElite IV sold before May 4, 2009, for which                95
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Single Life        PrimElite IV sold on or after May 4, 2009 and                110
           Version                               before July 15, 2011

  Lifetime GWB - Single Life         PrimElite IV sold on or after July 15, 2011                 140
           Version

  Lifetime GWB - Single Life       Marquis Portfolios, for which the contract's GWB               70
           Version                  Benefit Base is not increased due to an Annual
                                    Step-Up on a contract anniversary occurring on
                                                July 1, 2012 or later.

  Lifetime GWB - Single Life                Marquis Portfolios, for which                        100
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Joint Life           All Products, except Marquis Portfolio and                  70
           Version                    PrimElite IV, for which the contract's GWB
                                    Benefit Base is not increased due to an Annual
                                    Step-Up on a contract anniversary occurring on
                                                July 1, 2012 or later.

  Lifetime GWB - Joint Life           All Products, except Marquis Portfolio and                 105
           Version                             PrimElite IV, for which
                                     the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

                                                                                        REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                           PRODUCTS COVERED                        (BASIS POINTS)
------------------------------    --------------------------------------------------    --------------------
  Lifetime GWB - Joint Life        PrimElite IV sold before May 4, 2009, for which                85
           Version                      the contract's GWB Benefit Base is not
                                       increased due to an Annual Step-Up on a
                                    contract anniversary occurring on July 1, 2012
                                                      or later.

  Lifetime GWB - Joint Life        PrimElite IV sold before May 4, 2009, for which               120
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Joint Life         PrimElite IV sold on or after May 4, 2009 and                125
           Version                               before July 15, 2011

  Lifetime GWB - Joint Life          PrimElite IV sold on or after July 15, 2011                 155
           Version

  Lifetime GWB - Joint Life                 Marquis Portfolios, for which                         90
           Version                      the contract's GWB Benefit Base is not
                                       increased due to an Annual Step-Up on a
                                    contract anniversary occurring on July 1, 2012
                                                       or later

  Lifetime GWB - Joint Life                 Marquis Portfolios, for which                        125
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold on or              65
    Version) - Single Life             before February 20, 2009, for which the
           Version                   contract's GWB Benefit Base is not increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold on or              95
    Version) - Single Life               before February 20, 2009, for which
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         Marquis Portfolios, sold on or before February 20,              85
    Version) - Single Life            2009, for which the contract's GWB Benefit
           Version                  Base is not increased due to an Annual Step-Up
                                    on a contract anniversary occurring on July 1,
                                                    2012 or later.

    Lifetime GWB II (2008         Marquis Portfolios, sold on or before February 20,             115
    Version) - Single Life                        2009, for which
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold on or              85
    Version) - Joint Life                before February 20, 2009, for which
           Version                      the contract's GWB Benefit Base is not
                                       increased due to an Annual Step-Up on a
                                    contract anniversary occurring on July 1, 2012
                                                      or later.

                                                                                        REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                           PRODUCTS COVERED                        (BASIS POINTS)
------------------------------    --------------------------------------------------    --------------------
    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold on or             120
    Version) - Joint Life                before February 20, 2009, for which
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         Marquis Portfolios, sold on or before February 20,             105
    Version) - Joint Life             2009, for which the contract's GWB Benefit
           Version                  Base is not increased due to an Annual Step-Up
                                    on a contract anniversary occurring on July 1,
                                                    2012 or later.

    Lifetime GWB II (2008         Marquis Portfolios, sold on or before February 20,             140
    Version) - Joint Life                         2009, for which
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold after             125
    Version) - Single Life                        February 20, 2009
           Version

    Lifetime GWB II (2008          Marquis Portfolios, sold after February 20, 2009              145
    Version) - Single Life
           Version

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold after             150
    Version) - Joint Life                         February 20, 2009
           Version

    Lifetime GWB II (2008          Marquis Portfolios, sold after February 20, 2009              170
    Version) - Joint Life
           Version

Lifetime LWG III - Single Life      Simple Solutions sold on or before December 9,               100
           Version                                       2011

Lifetime LWG III - Single Life       Simple Solutions sold after December 9, 2011                110
           Version

Lifetime LWG III - Joint Life       Simple Solutions sold on or before December 9,               120
           Version                                       2011

Lifetime LWG III - Joint Life        Simple Solutions sold after December 9, 2011                130
           Version

D.   ACCUMULATION PROGRAM

                                                                                        REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                          PRODUCTS COVERED                        (BASIS POINTS)
------------------------------    --------------------------------------------------    --------------------
   Guaranteed Accumulation                           PEP Product                               150.00
           Benefit

   Guaranteed Accumulation                        All Other Products                            75.00
           Benefit

                              AMENDMENT NO. 21 TO
                        AUTOMATIC REINSURANCE AGREEMENT
                        EFFECTIVE AS OF DECEMBER 1, 2004
                                  (AGREEMENT)

                                    BETWEEN

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
                                    (CEDENT)

                                      AND

                        EXETER REASSURANCE COMPANY, LTD.
                                  (REINSURER)

The Agreement is hereby amended, as of April 29, 2013, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 21 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 21 to be signed in duplicate counterparts as of the date first above written.

FIRST METLIFE INVESTORS INSURANCE COMPANY

By:    /s/ Roberto Baron
       ----------------------------------
Name:  Roberto Baron
       ----------------------------------
Title: Senior Vice President
       ----------------------------------

EXETER REASSURANCE COMPANY, LTD.

By:    /s/ Christopher Kremer
       ----------------------------------
Name:  Christopher Kremer
       ----------------------------------
Title: Vice President and Actuary
       ----------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

      100% of the business described herein.

B. Effective Date:

      December 1, 2004.

C. Reinsured Contracts:

      FIRST METLIFE INVESTORS INSURANCE COMPANY

      DEFERRED ANNUITY CONTRACTS
      --------------------------

      VA Class Contract (Standard Contract, 7-year surrender charge schedule) XC Class Contract (Bonus Contract, 9-year surrender charge schedule)
      AA Class Contract (Standard Contract, 7-year surrender charge schedule,
         A. G. Edwards distribution)
      B Class Contract (Standard Contract, 7-year surrender charge schedule, Edward Jones distribution)
      L  Class Contract (3-year surrender charge schedule)
      L  Class Contract (4-year surrender charge schedule)
      C  Class Contract (No surrender charges)
      A  Class Contract (Front-end load, Edward Jones distribution)
      S  Class Contract (Standard and L Class)
      VA - 4 Class Contract (L Class)
      O Class Contract (Front-end load & 7-year surrender charge schedule, Edward Jones distribution)

      Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
      Marquis Portfolios (No surrender charges)
      PEP (10-year surrender charge schedule)
      PrimElite III (8-year surrender charge schedule)
      PrimElite IV (8-year surrender charge schedule)
      PRISM (7-year surrender charge schedule)
      PRISM L (4-year surrender charge schedule)
      Pioneer PRISM XC (9-year surrender charge schedule)

      Class XTRA (9-year surrender charge schedule)
      Class XTRA 6 (9-year surrender charge schedule)
      Simple Solutions (6-year surrender charge schedule)

      FORM NUMBERS
      ------------

      Guaranteed Minimum Death Benefits Ceded:
      ----------------------------------------

      Return of Account Value
      Principal Protection: Form 6015 (02/02)
      Annual Step-Up: Form 6017 (02/02)

      Guaranteed Minimum Income Benefits Ceded:
      -----------------------------------------

      Guaranteed Minimum Income Benefit: Form 4518 (09/02)
      Guaranteed Minimum Income Benefit Plus I (2008 Version): Form FMLI-560-5 (7/08)
      Guaranteed Minimum Income Benefit Plus III: Form FMLI-560-7-NY (7/10) Guaranteed Minimum Income Benefit Plus IV: Form FMLI-560-10 (9/11) Guaranteed Minimum Income Benefit Max: Form FMLI-560-8-NY (9/10) Guaranteed Minimum Income Benefit Max II: Form FMLI-560-11 (9/11) Guaranteed Minimum Income Benefit Max III: Form FMLI-560-12 (12/11) Guaranteed Minimum Income Benefit Max IV: Form FMLI-560-13 (6/12) Guaranteed Minimum Income Benefit Max V: Form FMLI-560-14 (2/13)

      Guaranteed Withdrawal Benefits Ceded:
      -------------------------------------

      Guaranteed Withdrawal Benefit: Form FMLI-690-1 (7/04)
      Guaranteed Withdrawal Benefit: Form FMLI-690-2 (11/05)
      Guaranteed Withdrawal Benefit v1: Form FMLI-690-5 (4/13)
      Lifetime Guaranteed Withdrawal Benefit: Form FMLI-690-3 (6/06) Lifetime Guaranteed Withdrawal Benefit II: Form FMLI-690-4 (7/08) or FMLI-690-6 (7/09)
      Lifetime Withdrawal Guaranteed Benefit III: Form FMLI-690-6 (7/09)-SS

      Guaranteed Minimum Accumulation Benefits Ceded:
      -----------------------------------------------

      Guaranteed Minimum Accumulation Benefit: Form FMLI 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                  REINSURANCE PREMIUM
         GMDB PROGRAM                          PRODUCTS COVERED                      (BASIS POINTS)
-------------------------------    -------------------------------------------    -------------------
Return of Account Value                           All Products                            2.00

Principal Protection                  All Products, except PRISM, PRISM L &               9.00
                                                Pioneer PRISM XC

Principal Protection                    PRISM, PRISM L & Pioneer PRISM XC                15.00

Annual Step-up to attained                 Plan Codes: BN2101, BN21ML,                   10.00
age 80                                   CS5101, CS510R, CS51ML, CS51MR,
                                         FL3ED3, FL3EDB, FL3EDJ, FL3EDR,
                                         FL3ER3, LS4101, LS410R, LS41ML,
                                         LS41MR, ST1101, ST110R, ST110X,
                                         ST11ML, ST11MR, ST1AG3, ST1AGB,
                                         ST1AGR, ST1AGX, ST1AR3, ST1ED3,
                                         ST1EDB, ST1EDJ, ST1EDR, ST1EDX,
                                         ST1ER3, ST1EX3, ST1EXB, ST1NA3,
                                                 ST1NAB, ST1NAV

Annual Step-up to attained          Other Plan Codes for all products, except            20.00
age 80                                  PRISM, PRISM L & Pioneer PRISM XC

Annual Step-up to attained              PRISM, PRISM L & Pioneer PRISM XC                30.00
age 80

B.   INCOME PROGRAM

                                                                                          REINSURANCE PREMIUM
         INCOME PROGRAM                             PRODUCTS COVERED                         (BASIS POINTS)
-------------------------------    ---------------------------------------------------    -------------------
GMIB                                 All Products issued prior to February 15, 2003               35.00

GMIB                                   Plan codes BN2103, BN21M3, CS5103, CS51M3,                 45.00
                                         CS51R3, CS53R3, LS4103, LS4104,LS41M3,
                                         LS41R3, LS41R4, LS43R3, ST1103, ST11M3,
                                         ST11R3, ST11X3, ST13R3, ST1AG4, ST1AR4,
                                     and ST1NA4 sold after April 30, 2003 and before
                                      May 1, 2005 if GMDB program is Annual Step or
                                              Max of Annual Step and Rollup

GMIB                                All other Products issued after February 14, 2003             50.00
                                    and before May 1, 2005 and for All Products sold
                                                   after April 30,2005

GMIB Plus I                        All Products, except Marquis Portfolio, sold on or             75.00
                                   before February 20, 2009, for which the contract's
                                      Income Base is not increased due to an Annual
                                     Step-Up on a contract anniversary occurring on
                                                 July 1, 2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold on or            115.00
                                   before February 20, 2009, for which the contract's
                                   Income Base is increased due to an Annual Step-Up
                                     on a contract anniversary occurring on July 1,
                                                     2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold after             95.00
                                     February 20, 2009 and before May 04, 2009, for
                                    which the contract's Income Base is not increased
                                         due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold after            115.00
                                       February 20, 2009 and before May 04, 2009,
                                    for which the contract's Income Base is increased
                                         due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or later.

GMIB Plus I                        All Products, except Marquis Portfolio, sold on or             95.00
                                                   after May 04, 2009.

GMIB Plus III                      All Products, except Marquis Portfolio, sold on or             95.00
                                   after July 19, 2010 and on or before April 29, 2011

GMIB Plus III                      All Products, except Marquis Portfolio, sold after            100.00
                                                     April 29, 2011

GMIB Max                                 All products, except Marquis Portfolio                  100.00

GMIB Plus IV and GMIB               Only Applies to VA, L, C, S & VA-4 Class Products            100.00
Max II

GMIB Max III                           Only Applies to A, VA, L, C, S & VA-4 Class               100.00
                                                        Products

GMIB Max IV                          Only Applies to O, VA, S & VA-4 Class Products              100.00

GMIB Max V                           Only Applies to O, VA, S & VA-4 Class Products              100.00

GMIB Plus I                         Marquis Portfolio sold on or before February 20,              90.00
                                    2009, for which the contract's Income Base is not
                                    increased due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or later.

GMIB Plus I                         Marquis Portfolio sold on or before February 20,             130.00
                                      2009, for which the contract's Income Base is
                                    increased due to an Annual Step-Up on a contract
                                     anniversary occurring on July 1, 2012 or later.

GMIB Plus I                        Marquis Portfolio sold after February 20, 2009 and            110.00
                                      before May 04, 2009, for which the contract's
                                      Income Base is not increased due to an Annual
                                     Step-Up on a contract anniversary occurring on
                                                 July 1, 2012 or later.

GMIB Plus I                        Marquis Portfolio sold after February 20, 2009 and            130.00
                                      before May 04, 2009, for which the contract's
                                   Income Base is increased due to an Annual Step-Up
                                     on a contract anniversary occurring on July 1,
                                                     2012 or later.

GMIB Plus I                          Marquis Portfolio sold on or after May 04, 2009             110.00

GMIB Plus III                       Marquis Portfolio sold on or after July 19, 2010             110.00
                                             and on or before April 29, 2011

GMIB Plus III                          Marquis Portfolio sold after April 29, 2011               115.00

C.   WITHDRAWAL PROGRAM

                                                                                        REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                           PRODUCTS COVERED                        (BASIS POINTS)
------------------------------    --------------------------------------------------    --------------------
Guaranteed Withdrawal Benefit           All Products sold before July 16, 2007                 50.00

Guaranteed Withdrawal Benefit        All Products sold on or after July 16, 2007               55.00

    Guaranteed Withdrawal           Only Applies to VA, S, VA-4 & L (4-Year) Class             90.00
          Benefit v1                                   Products

     Principal Guarantee                             All Products                              50.00

  Principal Guarantee Value                          All Products                              25.00

  Lifetime GWB - Single Life          All Products, except Marquis Portfolio and                  50
           Version                    PrimElite IV, for which the contract's GWB
                                    Benefit Base is not increased due to an Annual
                                    Step-Up on a contract anniversary occurring on
                                                July 1, 2012 or later.

  Lifetime GWB - Single Life          All Products, except Marquis Portfolio and                  80
           Version                    PrimElite IV, for which the contract's GWB
                                      Benefit Base is increased due to an Annual
                                    Step-Up on a contract anniversary occurring on
                                                July 1, 2012 or later.

  Lifetime GWB - Single Life       PrimElite IV sold before May 4, 2009, for which                65
           Version                      the contract's GWB Benefit Base is not
                                       increased due to an Annual Step-Up on a
                                    contract anniversary occurring on July 1, 2012
                                                      or later.

  Lifetime GWB - Single Life       PrimElite IV sold before May 4, 2009, for which                95
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Single Life        PrimElite IV sold on or after May 4, 2009 and                110
           Version                               before July 15, 2011

  Lifetime GWB - Single Life         PrimElite IV sold on or after July 15, 2011                 140
           Version

  Lifetime GWB - Single Life       Marquis Portfolios, for which the contract's GWB               70
           Version                  Benefit Base is not increased due to an Annual
                                    Step-Up on a contract anniversary occurring on
                                                July 1, 2012 or later.

  Lifetime GWB - Single Life                Marquis Portfolios, for which                        100
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Joint Life           All Products, except Marquis Portfolio and                  70
           Version                    PrimElite IV, for which the contract's GWB
                                    Benefit Base is not increased due to an Annual
                                    Step-Up on a contract anniversary occurring on
                                                July 1, 2012 or later.

                                                                                        REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                           PRODUCTS COVERED                        (BASIS POINTS)
------------------------------    --------------------------------------------------    --------------------
  Lifetime GWB - Joint Life           All Products, except Marquis Portfolio and                 105
           Version                             PrimElite IV, for which
                                     the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Joint Life        PrimElite IV sold before May 4, 2009, for which                85
           Version                      the contract's GWB Benefit Base is not
                                       increased due to an Annual Step-Up on a
                                    contract anniversary occurring on July 1, 2012
                                                      or later.

  Lifetime GWB - Joint Life        PrimElite IV sold before May 4, 2009, for which               120
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

  Lifetime GWB - Joint Life         PrimElite IV sold on or after May 4, 2009 and                125
           Version                               before July 15, 2011

  Lifetime GWB - Joint Life          PrimElite IV sold on or after July 15, 2011                 155
           Version

  Lifetime GWB - Joint Life                 Marquis Portfolios, for which                         90
           Version                      the contract's GWB Benefit Base is not
                                       increased due to an Annual Step-Up on a
                                    contract anniversary occurring on July 1, 2012
                                                       or later

  Lifetime GWB - Joint Life                 Marquis Portfolios, for which                        125
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold on or              65
    Version) - Single Life             before February 20, 2009, for which the
           Version                   contract's GWB Benefit Base is not increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold on or              95
    Version) - Single Life               before February 20, 2009, for which
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         Marquis Portfolios, sold on or before February 20,              85
    Version) - Single Life          2009, for which the contract's GWB Benefit
           Version                  Base is not increased due to an Annual Step-Up
                                    on a contract anniversary occurring on July 1,
                                                    2012 or later.

    Lifetime GWB II (2008         Marquis Portfolios, sold on or before February 20,             115
    Version) - Single Life                       2009, for which
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

                                                                                        REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM                           PRODUCTS COVERED                        (BASIS POINTS)
------------------------------    --------------------------------------------------    --------------------
    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold on or              85
    Version) - Joint Life                before February 20, 2009, for which
           Version                      the contract's GWB Benefit Base is not
                                       increased due to an Annual Step-Up on a
                                    contract anniversary occurring on July 1, 2012
                                                      or later.

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold on or             120
    Version) - Joint Life                before February 20, 2009, for which
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         Marquis Portfolios, sold on or before February 20,             105
    Version) - Joint Life            2009, for which the contract's GWB Benefit
           Version                  Base is not increased due to an Annual Step-Up
                                    on a contract anniversary occurring on July 1,
                                                    2012 or later.

    Lifetime GWB II (2008         Marquis Portfolios, sold on or before February 20,             140
    Version) - Joint Life                         2009, for which
           Version                   the contract's GWB Benefit Base is increased
                                        due to an Annual Step-Up on a contract
                                   anniversary occurring on July 1, 2012 or later.

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold after             125
    Version) - Single Life                        February 20, 2009
           Version

    Lifetime GWB II (2008          Marquis Portfolios, sold after February 20, 2009              145
    Version) - Single Life
           Version

    Lifetime GWB II (2008         All Products, except Marquis Portfolio, sold after             150
    Version) - Joint Life                         February 20, 2009
           Version

    Lifetime GWB II (2008          Marquis Portfolios, sold after February 20, 2009              170
    Version) - Joint Life
           Version

Lifetime LWG III - Single Life      Simple Solutions sold on or before December 9,               100
           Version                                       2011

Lifetime LWG III - Single Life       Simple Solutions sold after December 9, 2011                110
           Version

Lifetime LWG III - Joint Life       Simple Solutions sold on or before December 9,               120
           Version                                       2011

Lifetime LWG III - Joint Life        Simple Solutions sold after December 9, 2011                130
           Version

D.   ACCUMULATION PROGRAM

                                                                                        REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                          PRODUCTS COVERED                        (BASIS POINTS)
------------------------------    --------------------------------------------------    --------------------
   Guaranteed Accumulation                           PEP Product                               150.00
           Benefit

   Guaranteed Accumulation                        All Other Products                            75.00
           Benefit